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                                                                 EXHIBIT 10.5

                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "AGREEMENT") is dated as of July 1, 2003 and entered into by and among RELIANCE STEEL & ALUMINUM CO., a California corporation ("RSA" or "COMPANY"), each of THE UNDERSIGNED DIRECT AND INDIRECT MATERIAL DOMESTIC SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively "SUBSIDIARY GRANTORS") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of the Borrowers, each Subsidiary Grantor, and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS"), and Bank of America, N.A. as Collateral Agent for and representative of (in such capacity herein called "SECURED PARTY") the Secured Creditors (as hereinafter defined). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement (as defined below).

                             PRELIMINARY STATEMENTS

                  A. Pursuant to the Credit Agreement dated as of October 24, 2001, as amended by the First Amendment to Credit Agreement dated as of April 1, 2002, the Second Amendment to Credit Agreement dated as of February 19, 2003 and the Third Amendment to Credit Agreement dated as of an even date herewith (said Credit Agreement, as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined in
Section 31 or elsewhere herein being used herein as therein defined), by and among the Company and RSAC Management Corp., a California corporation, a wholly-owned Subsidiary of Company, as borrowers (the "BORROWERS"), the financial institutions listed therein as lenders (the "SENIOR LENDERS"), and Bank of America, N.A., as Administrative Agent, Senior Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrowers.

                  B. Certain Subsidiary Grantors (the "EXISTING CREDIT AGREEMENT SUBSIDIARY GRANTORS") have executed and delivered a subsidiary guaranty (the "CREDIT AGREEMENT SUBSIDIARY GUARANTY"), in favor of Administrative Agent for the benefit of Senior Lenders, pursuant to which each such Subsidiary guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement.

                  C. The Company has issued to the 1996 Noteholders its 7.08% Senior Notes, Series A, due January 2, 2004 in the aggregate principal amount of US$22,000,000, of which $22,000,000 is outstanding as of the date hereof, its 7.21% Senior Notes, Series B, due January 2, 2005 in the aggregate principal amount of US$23,000,000, of which $23,000,000 is outstanding as of the date hereof, its 7.31% Senior Notes, Series C, due January 2, 2007 in the aggregate principal amount of US$20,000,000, of which $20,000,000 is outstanding as of the date hereof and its 7.37% Senior Notes, Series D, due January 2, 2009 in the aggregate principal amount of US$10,000,000, of which $10,000,000 is outstanding as of the date hereof (collectively, the "1996 SENIOR NOTES") pursuant to those certain Note Purchase Agreements

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dated as of November 1, 1996 (as amended from time to time, the "1996 NOTE
PURCHASE AGREEMENTS"), among the Company and the 1996 Noteholders.

                  D. Certain Subsidiary Grantors (the "1996 SUBSIDIARY GRANTORS") have executed and delivered a subsidiary guaranty (the "1996 SUBSIDIARY GUARANTY"), in favor of the 1996 Noteholders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the 1996 Note Purchase Agreements.

                  E. Company has issued to the 1997 Noteholders their 7.04% Senior Notes, Series F, due January 2, 2006 in the aggregate principal amount of US$25,000,000, of which $25,000,000 is outstanding as of the date hereof and their 7.08% Senior Notes, Series G, due January 2, 2008 in the aggregate principal amount of US$30,000,000, of which $30,000,000 is outstanding as of the date hereof (collectively, the "1997 SENIOR NOTES") pursuant to those certain Note Purchase Agreements dated as of September 15, 1997 (as amended from time to time, the "1997 NOTE PURCHASE AGREEMENTS"), among the Company and the 1997 Noteholders.

                  F. Certain Subsidiary Grantors (the "1997 SUBSIDIARY GRANTORS") have executed and delivered a subsidiary guaranty (the "1997 SUBSIDIARY GUARANTY"), in favor of the 1997 Noteholders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the 1997 Note Purchase Agreements.

                  G. Company has issued to the 1998 Noteholders its 6.23% Senior Notes, Series H, due October 15, 2005 in the aggregate principal amount of US$23,000,000, of which $23,000,000 is outstanding as of the date hereof, its 6.37% Senior Notes, Series I, due October 15, 2006 in the aggregate principal amount of US$24,000,000, of which $24,000,000 is outstanding as of the date hereof, its 6.52% Senior Notes, Series J, due October 15, 2008 in the aggregate principal amount of US$25,000,000, of which $25,000,000 is outstanding as of the date hereof, its 6.70% Senior Notes, Series K, due October 15, 2010 in the aggregate principal amount of US$78,000,000, of which $78,000,000 is outstanding as of the date hereof (collectively, the "1998 SENIOR NOTES") pursuant to those certain Note Purchase Agreements dated as of October 15, 1998 (as amended from time to time, the "1998 NOTE PURCHASE AGREEMENTS"), among Company and the 1998 Noteholders.

                  H. Certain Subsidiary Grantors (the "1998 SUBSIDIARY GRANTORS") have executed and delivered a subsidiary guaranty (the "1998 SUBSIDIARY GUARANTY"), in favor of the 1998 Noteholders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the 1998 Note Purchase Agreements.

                  I. Company has issued to the 2003 Noteholders its 4.87% Senior Notes, Series L, due July 1, 2011 in the aggregate principal amount of US$60,000,000, of which $60,000,000 is outstanding as of the date hereof, its 5.35% Senior Notes, Series M, due July 1, 2013 in the aggregate principal amount of US$75,000,000, of which $75,000,000 is outstanding as of the date hereof (collectively, the "2003 SENIOR NOTES") pursuant to those certain Note Purchase Agreements dated as of July 1, 2003 (as amended from time to time, the "2003 NOTE PURCHASE AGREEMENTS," and together with the 1996 Note Purchase Agreements, the 1997 Note

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Purchase Agreements, the 1998 Note Purchase Agreements and any Additional Note
Purchase Agreements (as defined below), the "NOTE PURCHASE AGREEMENTS"), among Company and the 2003 Noteholders.

                  J. Certain Subsidiary Grantors (the "2003 SUBSIDIARY GRANTORS") have executed and delivered a subsidiary guaranty (the "2003 SUBSIDIARY GUARANTY"), in favor of the 2003 Noteholders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the 2003 Note Purchase Agreements.

                  K. It is contemplated that additional senior notes (hereinafter the "ADDITIONAL SENIOR NOTES") may be issued from time to time to institutional investors (which may include the 1996 Noteholders, the 1997 Noteholders, the 1998 Noteholders and/or the 2003 Noteholders) pursuant to one or more note purchase agreements (hereinafter the "ADDITIONAL NOTE PURCHASE AGREEMENTS") in accordance with the terms and conditions contained in Section
5.06 of the Intercreditor Agreement (as defined below), whereby such Additional Senior Notes shall be secured equally and ratably with the other Secured Obligations (as defined herein). The Additional Senior Notes issued from time to time together with the 1996 Senior Notes, the 1997 Senior Notes, 1998 Senior Notes and the 2003 Senior Notes are hereinafter referred to collectively as the "SENIOR NOTES." The purchasers of such Additional Senior Notes which become parties to the Intercreditor Agreement hereinafter, together with the 1996 Noteholders, the 1997 Noteholders, 1998 Noteholders and the 2003 Noteholders, are collectively referred to as the "NOTEHOLDERS," and together with the Senior Lenders, collectively referred to as the "SECURED CREDITORS."

                  L. It is contemplated that certain Subsidiary Grantors (the "ADDITIONAL NOTE SUBSIDIARY GRANTORS," and together with the 1996 Subsidiary Grantors, the 1997 Subsidiary Grantors, the 1998 Subsidiary Grantors and the 2003 Subsidiary Grantors, the "SENIOR NOTE SUBSIDIARY GRANTORS") may execute and deliver an additional Subsidiary Guaranty (the "ADDITIONAL NOTE SUBSIDIARY GUARANTY," and together with the 1996 Subsidiary Guaranty, the 1997 Subsidiary Guaranty, the 1998 Subsidiary Guaranty and the 2003 Subsidiary Guaranty, the "SENIOR NOTE SUBSIDIARY GUARANTIES") in favor of Secured Party for the benefit of the holders of the Additional Senior Notes, pursuant to which each Additional Note Subsidiary Grantor will guarantee the prompt payment and performance when due of all obligations of the Company under the Additional Note Purchase Agreements.

                  M. It is contemplated that certain Subsidiary Grantors (the "ADDITIONAL CREDIT AGREEMENT SUBSIDIARY GRANTORS," and together with the Existing Credit Agreement Subsidiary Grantors, the "CREDIT AGREEMENT SUBSIDIARY GRANTORS") may execute and deliver a counterpart to the Credit Agreement Subsidiary Guaranty, pursuant to which each Additional Credit Agreement Subsidiary Grantor will guarantee the prompt payment and performance when due of all obligations of the Borrowers under the Credit Agreement.

                  N. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Protection Agreements with one or more Swap Counterparties, and it is desired that the obligations of Company under the Interest Rate Protection Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof, together with all obligations of

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Company under the Credit Agreement, the other Loan Documents and the Note
Purchase Agreements, be secured hereunder.

                  O. The Noteholders, Senior Lenders and Secured Party have entered into, and upon their execution of a Counterpart, Additional
Noteholders will enter into that certain Collateral Agency and Intercreditor Agreement dated as of July 1, 2003 (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), pursuant to which Noteholders and Senior Lenders have appointed, and upon their execution of such Counterpart, Additional Creditors will appoint Secured Party, and Secured Party has agreed to act, as agent for the Noteholders, Senior Lenders and Additional Noteholders hereunder.

                  P. It is a condition precedent to the amendment by Senior Lenders of the Credit Agreement and by Noteholders of the Note Purchase Agreements that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Swap Counterparties to enter into Interest Rate Protection Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.        GRANT OF SECURITY.

                  Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to all of the personal property of such Grantor listed below, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the "COLLATERAL"), including the following:

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

                  (d)      all Documents;

                  (e) all General Intangibles (including patents, trademarks, service marks, copyrights, and other intellectual property), Payment Intangibles and Software;

                  (f) all Goods, including Inventory, Equipment, Farm Products and Fixtures;

                  (g)      all Instruments;

                  (h)      all Investment Property;

                  (i) all Letter-of-Credit Rights and other Supporting Obligations;

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                  (j)      all Records; and

                  (k) all Proceeds and Accessions with respect to any of the foregoing Collateral.

                  Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

SECTION 2.        SECURITY FOR OBLIGATIONS.

                  This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. "SECURED OBLIGATIONS" means:

                  (a) with respect to the Borrowers, all obligations and liabilities of every nature of the Borrowers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents;

                  (b) with respect to each Credit Agreement Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Credit Agreement Subsidiary Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement Subsidiary Guaranty;

                  (c) with respect to the Company, all obligations and liabilities of every nature of Company now or hereafter existing under the Note Purchase Agreements and the Notes;

                  (d) with respect to each Senior Note Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Senior Note Subsidiary Grantor now or hereafter existing under or arising out of or in connection with the Senior Note Subsidiary Guaranties; and

                  (e) all obligations of each Grantor to the Swap Counterparties under Interest Rate Protection Agreements;

in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, payments for early termination of Interest Rate Protection Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Secured Creditor or Swap Counterparty as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to the Company or any other Grantor,

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would accrue on such obligations, whether or not a claim is allowed against the
Company or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.        GRANTORS REMAIN LIABLE.

                  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.        REPRESENTATIONS AND WARRANTIES.

         Each Grantor represents and warrants as follows:

                  (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement, such Grantor owns the Collateral and its interests in the Collateral are owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, in the United States Patent and Trademark Office or in the United States Copyright Office.

                  (b) PERFECTION. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Secured Creditors and Swap Counterparties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 1 annexed hereto, (ii) in the case of the Pledged Equity consisting of certificated securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated securities and delivery of such Instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title (it being understood and agreed that such actions need only be taken as provided in Section 5(a)), and (iv), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof (it being understood and agreed that such actions need only be taken as provided in Section 5(a)), the security interests in the Collateral (other than copyrights registered in the United States Copyright Office) granted to Secured Party for the ratable benefit of Senior Lenders will constitute perfected security interests

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therein prior to all other Liens (except for Liens permitted by the Credit
Agreement and the Note Purchase Agreements).

                  (c) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION; LOCATIONS OF EQUIPMENT AND INVENTORY. The chief place of business, the chief executive office and the office where such Grantor keeps its Records regarding the Accounts, all originals of all Chattel Paper that evidence Accounts are, as of the date hereof, and have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 2 annexed hereto; such Grantor's name as it appears in official filings in the state of its organization; such Grantor's type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 2 annexed hereto. All of the Equipment and Inventory is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable Counterpart, located at the places set forth on Schedule 3 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 3 annexed hereto, or
(ii) to customers of a Grantor.

                  (d) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different corporate name from the name of such Grantor listed on the signature pages hereof, except the corporate names set forth on Schedule 4 annexed hereto.

                  (e) DELIVERY OF CERTAIN COLLATERAL. All certificates evidencing, comprising or representing the Pledged Equity have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

                  (f) PLEDGED EQUITY. All of the Pledged Equity set forth on Schedule 5 annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity; and Schedule 5 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof, on the date hereof.

                  (g) TRADEMARKS AND PATENTS. A true and complete list of all Trademark Registrations and applications for Trademark owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 6 annexed hereto; a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 7 annexed hereto.

                  (h) DEPOSIT ACCOUNTS, SECURITY ACCOUNTS, COMMODITY ACCOUNTS. Schedule 8 lists all Deposit Accounts, Security Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.

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SECTION 5.        FURTHER ASSURANCES.

                  (a) GENERALLY. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) promptly upon request by Secured Party if an Event of Default has occurred and is continuing or if the Leverage Ratio Event does not occur on or before June 30, 2005, execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts, Investment Property and Letter-of-Credit Rights of such Grantor and (C) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail,
(iii) promptly upon request by Secured Party if an Event of Default has occurred and is continuing or if the Leverage Ratio Event does not occur on or before June 30, 2005, with respect to any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (iv) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (v) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and (vi) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers "all assets" or "all personal property" of such Grantor) without the signature of any Grantor.

                  (b) PLEDGED EQUITY. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that all certificates or instruments representing or evidencing the Pledged Equity shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party and (ii) it will, upon obtaining any additional Equity Interests in which a security interest is created hereunder, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity. Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity, whether or not

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such Pledge Supplement is delivered. Each Grantor hereby authorizes Secured
Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Equity of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

SECTION 6.        CERTAIN COVENANTS OF GRANTORS.

         Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) give Secured Party at least 30 days' prior written notice of any change in such Grantor's name, identity or corporate structure;

                  (c) give Secured Party at least 30 days' prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

                  (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

                  (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment; and

                  (f) keep correct and accurate Records of Collateral at its principal place of business; and

                  (g) permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

SECTION 7.        SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.

         Each Grantor shall:

                  (a) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $500,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all

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such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

                  (b) if any Inventory is located on premises leased by such Grantor, if an Event of Default has occurred and is continuing or if the Leverage Ratio Event does not occur on or before June 30, 2005, promptly upon request by Secured Party provide to Secured Party a Collateral Access Agreement with respect to such Inventory.

SECTION 8.        SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS.

                  (a) Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuation of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, (iii) enforce collection of any such Accounts, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (I) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (II) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9.        SPECIAL COVENANTS WITH RESPECT TO THE PLEDGED EQUITY.

                  (a) FORM OF PLEDGED EQUITY. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Equity for certificates or instruments of smaller or larger denominations. If any Pledged Equity is not a security pursuant to Section 8-103 of the UCC, Grantor shall not take any action that, under such Section, converts such Pledged Equity into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Pledged Equity, which it shall promptly deliver to Secured Party as provided in this Section 9(a).

                  (b) COVENANTS. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Equity not to issue Equity Interests in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of additional Equity Interests in each issuer of Pledged Equity or Equity Interests in any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor, comply with Section 5(b);
(iv) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Equity; and (v) promptly upon request by Secured Party if an Event of Default has occurred and is continuing or if the Leverage Ratio Event does not occur on or before June 30, 2005, at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Securities Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

                  (c) VOTING AND DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Equity or any part thereof; and provided further, such Grantor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Equity for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Equity at a regularly scheduled annual or other meeting of holders of Equity Interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party); (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Pledged Equity; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by such

Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

                  Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

                  In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

SECTION 10.       COLLATERAL ACCOUNT.

                  Secured Party is hereby authorized to establish and maintain as a blocked account in the name of the Borrowers and under the sole dominion and control of Secured Party, a restricted Deposit Account designated as "Reliance Steel & Aluminum Co. Collateral Account". Such Collateral Account shall be the "Cash Collateral Account" referred to in the Intercreditor Agreement. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of the Secured Creditors, as collateral security for the Secured Obligations upon the terms and conditions set forth herein and in the Intercreditor Agreement. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party's rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

SECTION 11.       SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

                  Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) upon the occurrence and during the continuance of an Event of Default, to obtain (after consultation with such Grantor) and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to the Credit Agreement;

                  (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

                  (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) upon the occurrence and during the continuance of an Event of Default, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect and preserve the Collateral and Secured Party's security interest therein, all as fully and effectively as such Grantor might do.

SECTION 12.       SECURED PARTY MAY PERFORM.

                  If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 16(b) hereof.

SECTION 13.       STANDARD OF CARE.

                  The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 14.       REMEDIES.

                  (a) GENERALLY. If any Event of Default shall have occurred and be continuing, Secured Party may, subject to Section 18 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Secured Creditor and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Secured Creditor and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Pledged Equity. Secured Party or any Secured Creditor may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Secured Creditors (but not any Secured Creditor in its individual capacity unless Majority Secured Creditors shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

                  (b) PLEDGED EQUITY. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Equity conducted without prior registration or qualification of such Pledged Equity under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto and notwithstanding the provisions of Section 9-610(c) of the UCC, which each Grantor hereby waives, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Pledged Equity, upon written request, each Grantor shall and shall cause each issuer of any Pledged Equity to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (c) PATENTS, TRADEMARKS, ETC. In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 15.       APPLICATION OF PROCEEDS.

                  Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in the Intercreditor Agreement.

SECTION 16.       INDEMNITY AND EXPENSES.

                  (a) Grantors jointly and severally agree to indemnify Secured Party, each Secured Creditor and each Swap Counterparty from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Secured Creditor's or such Swap Counterparty's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Secured Party the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c)      The obligations of Grantors in this Section 16 shall
(i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Credit Agreement, the other Loan Documents, the Note Purchase Agreements and the Interest Rate Protection Agreements and (ii), as to any Grantor that is a party to either the Credit Agreement Subsidiary Guaranty, be subject to the provisions of Sections 2(c) thereof.

SECTION 17. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the earliest to occur of either (A) the Leverage Ratio Event or (B) the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the cash collateralization thereof), (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of subsection 10.7 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Senior Lenders herein or otherwise, (B) but subject to the provisions of Section 22.1 of the Note Purchase Agreements, any Noteholder may assign or otherwise transfer any Senior Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Noteholders herein or otherwise and (C) any Swap Counterparty may assign or otherwise transfer any Interest Rate Protection Agreement to which it is a party to any other Person in accordance with the terms of such Interest Rate Protection Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Swap Counterparties herein or otherwise.

                  (b) Upon either (i) the Leverage Ratio Event or (ii) the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the cash collateralization thereof), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' request and expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination and shall return all certificates representing Pledged Equity together with the duly executed instruments of assignment or transfer in blank that Grantors had previously delivered. In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, a security interest release may be obtained pursuant to the provisions of subsection 10.28 of the Credit Agreement.

SECTION 18.       SECURED PARTY AS AGENT.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by the Secured Creditors under the Intercreditor Agreement. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Intercreditor Agreement.

                  (b) Secured Party shall at all times be the same Person that is the Collateral Agent under the Intercreditor Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 4.07 of the Intercreditor Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 4.07 of the Intercreditor Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 4.07 of the Intercreditor Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 4.07 of the Intercreditor Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 19.       ADDITIONAL GRANTORS.

                  The initial Grantors hereunder shall be the Borrowers and such of their respective Subsidiaries as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of the Borrowers may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Borrowers to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 20.       AMENDMENTS; ETC.

                  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 19 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 21.       NOTICES.

                  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 22.       FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 23.       SEVERABILITY.

                  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 24.       HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 25.       GOVERNING LAW; RULES OF CONSTRUCTION.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED

AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING, WITHOUT LIMITATION, SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. The rules of construction set forth in subsections 1.2 to 1.7 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 26.       CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 21 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 26 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 410.40 OR OTHERWISE.

SECTION 27.       WAIVER OF JURY TRIAL.

                  GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS

WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 28.       COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 29.       DEFINITIONS.

                  (a) Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof shall have the meaning set forth in Division 1, 8 or 9 of the UCC.

                  (b) In addition, the following terms used in this Agreement shall have the following meanings:

         "1996 NOTE PURCHASE AGREEMENT" shall have the meaning given to that term in Recital C of this Agreement.

         "1996 NOTEHOLDERS" shall mean each of the Persons identified as a "1996 Noteholder" on the signature pages of the Intercreditor Agreement, together with their successors and assigns.

         "1996 SENIOR NOTES" shall have the meaning given to that term in Recital C of this Agreement.

         "1996 SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital D of this Agreement.

         "1996 SUBSIDIARY GUARANTY" shall have the meaning given to that term in Recital D of this Agreement.

         "1997 NOTE PURCHASE AGREEMENT" shall have the meaning given to that term in Recital E of this Agreement.

         "1997 NOTEHOLDERS" shall mean each of the Persons identified as a "1997 Noteholder" on the signature pages of the Intercreditor Agreement, together with their successors and assigns.

         "1997 SENIOR NOTES" shall have the meaning given to that term in Recital E of this Agreement.

         "1997 SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital F of this Agreement.

         "1997 SUBSIDIARY GUARANTY" shall have the meaning given to that term in Recital F of this Agreement.

         "1998 NOTE PURCHASE AGREEMENT" shall have the meaning given to that term in Recital G of this Agreement.

         "1998 NOTEHOLDERS" shall mean each of the Persons identified as a "1998 Noteholder" on the signature pages of the Intercreditor Agreement, together with their successors and assigns.

         "1998 SENIOR NOTES" shall have the meaning given to that term in Recital G of this Agreement.

         "1998 SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital H of this Agreement.

         "1998 SUBSIDIARY GUARANTY" shall have the meaning given to that term in Recital H of this Agreement.

         "2003 NOTE PURCHASE AGREEMENT" shall have the meaning given to that term in Recital I of this Agreement.

         "2003 NOTEHOLDERS" shall mean each of the Persons identified as a "2003 Noteholder" on the signature pages of the Intercreditor Agreement, together with their successors and assigns.

         "2003 SENIOR NOTES" shall have the meaning given to that term in Recital I of this Agreement.

         "2003 SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital J of this Agreement.

         "2003 SUBSIDIARY GUARANTY" shall have the meaning given to that term in Recital J of this Agreement.

         "ADDITIONAL NOTE PURCHASE AGREEMENTS" shall have the meaning given to that term in Recital K of this Agreement.

         "ADDITIONAL NOTEHOLDER" means the holders of the Additional Senior
Notes.

         "ADDITIONAL SENIOR NOTES" shall have the meaning given to that term in Recital K of this Agreement.

         "ADDITIONAL CREDIT AGREEMENT SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital M of this Agreement.

         "ADDITIONAL NOTE SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital L of this Agreement.

         "ADDITIONAL GRANTOR" means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

         "COLLATERAL" has the meaning set forth in Section 1 hereof.

         "COUNTERPART" means a counterpart to this Agreement entered into by a Subsidiary of Company pursuant to Section 19 hereof.

         "CREDIT AGREEMENT" has the meaning set forth in the Preliminary Statements of this Agreement.

         "CREDIT AGREEMENT SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital M of this Agreement.

         "CREDIT AGREEMENT SUBSIDIARY GUARANTY" shall have the meaning given to that term in Recital B of this Agreement.

         "DEFAULT" means any Default as defined in the Credit Agreement or the Note Purchase Agreements.

         "EQUITY INTERESTS" means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

         "EVENT OF DEFAULT" means any Event of Default as defined in the Credit Agreement or the Note Purchase Agreements.

         "EXISTING CREDIT AGREEMENT SUBSIDIARY GRANTORS" shall have the meaning given to that term in Recital B of this Agreement.

         "INTERCREDITOR AGREEMENT" shall mean that certain Collateral Agency and Intercreditor Agreement dated as of July 1, 2003 among the Noteholders, the Senior Lenders and Bank of America, N.A., as Collateral Agent for the Secured Creditors.

         "INTEREST RATE PROTECTION AGREEMENT" means any interest rate swap, cap, floor, collar, forward rate agreement, or other rate protection transaction, or any combination of such transactions or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between Swap Counterparties and the Company.

         "LEVERAGE RATIO EVENT" means the occurrence of the "Leverage Ratio Event" as defined in the Credit Agreement; provided that no Event of Default or Default then exists.

         "NOTEHOLDERS" shall have the meaning given to such term in Recital K of this Agreement.

         "NOTE PURCHASE AGREEMENTS" shall have the meaning given to such term in Recital I of this Agreement.

         "PLEDGED EQUITY" means all Equity Interests now or hereafter owned by a Grantor in any Subsidiary, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on
Schedule 5 annexed hereto, and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto.

         "PLEDGE SUPPLEMENT" means a Pledge Supplement, in substantially the form of Exhibit I annexed hereto, in respect of the additional Pledged Equity pledged pursuant to this Agreement.

         "SECURED CREDITORS" shall have the meaning given to that term in Recital K of this Agreement.

         "SECURED OBLIGATIONS" has the meaning set forth in Section 2 hereof.

         "SECURITIES COLLATERAL" means, with respect to any Grantor, the Pledged Equity, and any other Investment Property owned by such Grantor.

         "SENIOR NOTES" shall have the meaning given to such term in Recital K of this Agreement.

         "SENIOR NOTE SUBSIDIARY GRANTORS" shall have the meaning given to such term in Recital L of this Agreement.

         "SENIOR NOTE SUBSIDIARY GUARANTIES" shall have the meaning given to such term in Recital L of this Agreement.

         "SWAP COUNTERPARTY" means a Senior Lender that enters into an Interest Rate Protection Agreement with Company or a Subsidiary and is a Lender or an Affiliate of a Lender at the time such agreement is entered into.

         "UCC" means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             RELIANCE STEEL & ALUMINUM CO.,
                                             a California corporation

                                             By:________________________________
                                             Name:  David H. Hannah
                                             Title: Chief Executive Officer

                                             By:________________________________
                                             Name:  Karla McDowell
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                             RSAC MANAGEMENT CORP.,
                                             a California corporation

                                             By:________________________________
                                             Name:  David H. Hannah
                                             Title: Chief Executive Officer

                                             By:________________________________
                                             Name:  Karla McDowell
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                ALLEGHENY STEEL DISTRIBUTORS, INC.
                                ALUMINUM AND STAINLESS, INC.
                                AMI METALS, INC.
                                CCC STEEL, INC.
                                CENTRAL PLAINS STEEL CO.
                                CHATHAM STEEL CORPORATION
                                DURRETT SHEPPARD STEEL CO., INC.
                                PHOENIX CORPORATION
                                PACIFIC METAL COMPANY
                                PDM STEEL SERVICE CENTERS, INC.
                                TOMA METALS, INC.
                                VIKING MATERIALS, INC.

                                By: ____________________________________________
                                Name:  Karla McDowell
                                Title: Vice President and Secretary of each of
                                       the foregoing

                                AMERICAN METALS CORPORATION
                                LIEBOVICH BROS., INC.
                                SISKIN STEEL & SUPPLY COMPANY, INC.

                                By: ____________________________________________
                                Name:  Karla McDowell
                                Title: Vice President and Assistant Secretary of
                                       each of the foregoing

                                LUSK METALS
                                SERVICE STEEL AEROSPACE CORP.
                                VALEX CORP.

                                By: ____________________________________________
                                Name:  Karla McDowell
                                Title: Chief Financial Officer and Secretary of
                                       each of the foregoing

                                  BANK OF AMERICA, N.A., as Collateral Agent, as Secured Party

                                          By:___________________________________
                                             Name:  Ken Puro
                                             Title: Vice President

                                   SCHEDULE A

                  Name                           Notice Address for each Grantor
                  ----                           -------------------------------
                                                       c/o RSAC Management Corp.
                                                       350 South Grand Avenue
                                                       Suite 5100
                                                       Los Angeles, CA 90071
                                                       Attn: General Counsel
Allegheny Steel Distributors, Inc.

Aluminum and Stainless, Inc.

American Metals Corporation

AMI Metals, Inc.

CCC Steel, Inc.

Central Plains Steel Co.

Chatham Steel Corporation

Durrett Sheppard Steel Co., Inc.

Liebovich Bros., Inc.

Lusk Metals

Pacific Metal Company

PDM Steel Service Centers, Inc.

Phoenix Corporation

RSAC Management Corp.

Service Steel Aerospace Corp.

Siskin Steel & Supply Company, Inc.

Toma Metals, Inc.

Valex Corp.

Viking Materials, Inc.

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                                 FILING OFFICES

              Grantor                                            Filing Offices
              -------                                            --------------
Allegheny Steel Distributors, Inc.                         Pennsylvania

Aluminum and Stainless, Inc.                               Louisiana

American Metals Corporation                                California Secretary of State

AMI Metals, Inc.                                           Tennessee Secretary of State

CCC Steel, Inc.                                            Delaware Secretary of State

Central Plains Steel Co.                                   Kansas

Chatham Steel Corporation                                  Georgia

Durrett Sheppard Steel Co., Inc.                           California Secretary of State

Liebovich Bros., Inc.                                      Illinois Secretary of State

Lusk Metals                                                California Secretary of State

Pacific Metal Company                                      Oregon

PDM Steel Service Centers, Inc.                            California Secretary of State

Phoenix Corporation                                        Georgia

RSAC Management Corp.                                      California Secretary of State

Service Steel Aerospace Corp.                              Delaware Secretary of State

Siskin Steel & Supply Company, Inc.                        Tennessee

Toma Metals, Inc.                                          Pennsylvania

Valex Corp.                                                California Secretary of State

Viking Materials, Inc.                                     Minnesota

                                      1-1

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

             OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

                             TYPE OF                                      JURISDICTION           ORGANIZATION
NAME OF GRANTOR            ORGANIZATION         OFFICE LOCATIONS        OF ORGANIZATION             NUMBER
---------------            ------------         ----------------        ---------------          ------------

                                      2-1

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                      LOCATIONS OF EQUIPMENT AND INVENTORY

NAME OF GRANTOR                   LOCATIONS OF EQUIPMENT AND INVENTORY
---------------                   ------------------------------------

                                      3-1

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT

                                   OTHER NAMES

NAME OF GRANTOR               OTHER NAMES
---------------               -----------

                                      4-1

                                  SCHEDULE 5 TO
                               SECURITY AGREEMENT

                        CLASS                                                                  PERCENTAGE OF
                          OF               EQUITY                PAR          AMOUNT OF          OUTSTANDING
EQUITY ISSUER           EQUITY         CERTIFICATE NOS.         VALUE      EQUITY INTERESTS    EQUITY PLEDGED
-------------           ------         ----------------         -----      ----------------    --------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                      5-1

                                  SCHEDULE 6 TO
                               SECURITY AGREEMENT

U.S. TRADEMARKS:

                                    Trademark                    Registration                   Registration
Registered Owner                   Description                      Number                          Date
----------------                   -----------                   ------------                   ------------

                                      6-1

                                  SCHEDULE 7 TO
                               SECURITY AGREEMENT

U.S. PATENTS ISSUED:

Patent No.                 Issue Date            Invention        Inventor
----------                 ----------            ---------        --------

U.S. PATENTS PENDING:

Applicant's           Date            Application
   Name               Filed              Number               Invention         Inventor
-----------           -----           -----------             ---------         --------

                                      7-1

                                  SCHEDULE 8 TO
                               SECURITY AGREEMENT

             DEPOSIT ACCOUNTS, SECURITY ACCOUNTS, COMMODITY ACCOUNTS

                            Depository Bank or                  Address of Depository Bank
Type of Account           Securities Intermediary               or Securities Intermediary             Account Number
---------------           -----------------------               --------------------------             --------------

                                      8-1

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

                  This Pledge Supplement, dated as of __________________, is delivered pursuant to the Security Agreement, dated as of July 1, 2003 between Reliance Steel & Aluminum Co., a California corporation ("RSA") and RSAC Management Corp., a California corporation ("RSAC Management," and together with RSA, jointly and severally, the "GRANTORS" and individually, a "GRANTOR"), the other Grantors named therein, and Bank of America, N.A., as Collateral Agent (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

                  Grantor hereby agrees that the Pledged Equity set forth on Schedule A annexed hereto shall be deemed to be part of the Pledged Equity and shall become part of the Securities Collateral and shall secure all Secured Obligations.

                  IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly executed and delivered by its duly authorized officer as of
_______________.

                                              [GRANTOR]

                                              By: ______________________________
                                                       Title:

                                  SCHEDULE A TO
                                PLEDGE SUPPLEMENT

                                     I-A-1

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

         COUNTERPART (this "COUNTERPART"), dated as of _______, is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of July 1, 2003 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Reliance Steel & Aluminum Co., RSAC Management Corp., the other Grantors named therein, and Bank of America, N.A., as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 19 thereof and agrees to be bound by all of the terms thereof. [Without limiting the generality of the foregoing, the undersigned hereby:

                  (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement(1);

                  (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

                  (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.]

                                                    [NAME OF ADDITIONAL GRANTOR]

                                                    By: ________________________
                                                    Name:
                                                    Title:

---------------------
(1) The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

                                      II-1